UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 16, 2017 (August 16, 2017)

Invesco Mortgage Capital Inc.

(Exact Name of Registrant as Specified in its Charter)

Maryland	001-34385	262749336
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1555 Peachtree Street, NE

Atlanta, GA 30309

(Address of Principal Executive Offices, Zip Code)

Registrant’s telephone number, including area code: (404) 892-0896

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01 Other Events.

On August 16, 2017, Invesco Mortgage Capital Inc. (the “Company”) completed an underwritten public offering of 11,500,000 shares of 7.50% Fixed-to-Floating Series C Cumulative Redeemable Preferred Stock, par value $0.01 per share (the “Series C Preferred Stock”), which included the issuance of 1,500,000 shares of Series C Preferred Stock pursuant to the underwriters’ full exercise of their over-allotment option. The offering of the Series C Preferred Stock was made pursuant to an effective shelf registration statement (the “Registration Statement”) filed with the Securities and Exchange Commission on March 29, 2016 (Registration No. 333-210454), a base prospectus, dated March 29, 2016, included as part of the registration statement, and a prospectus supplement, dated August 9, 2017, filed with the Securities and Exchange Commission pursuant to Rule 424(b) under the Securities Act of 1933, as amended. In connection with the filing of the prospectus supplement, we are filing as Exhibit 5.1 to this Current Report on Form 8-K (“Report”) an opinion of our counsel, Alston & Bird LLP, regarding the validity of the Series C Preferred Stock and the underlying shares of the Company’s common stock, par value $0.01 per share and as Exhibit 8.1 to this Report an opinion of our counsel, Alston & Bird LLP, relating to certain tax matters, as well as certain other required exhibits.

Item 9.01.	Financial Statements and Exhibits.

The following exhibits are filed with this Report pursuant to Item 601 of the Securities and Exchange Commission’s Regulation S-K in lieu of filing the otherwise required exhibits to the Registration Statement. This Report is incorporated by reference into the Registration Statement, and, as such, the Company is incorporating by reference the exhibits to this Report to cause them to be incorporated by reference into the Registration Statement as exhibits thereto. By filing this Report and the exhibits hereto, however, the Company does not believe that any of the information set forth herein or in the exhibits hereto represent, individually or in the aggregate, a “fundamental change” (as such term is used in Item 512(a)(1)(ii) of the Commission’s Regulation S-K) in the information set forth in, and incorporated by reference into, the Registration Statement.

(d)    Exhibits.

Exhibit Number	Description

5.1	Legal Opinion of Alston & Bird LLP

8.1	Tax Opinion of Alston & Bird LLP

12.1	Calculation of Earnings to Combined Fixed Charges and Preferred Dividends

23.1	Consent of Alston & Bird LLP (included in Exhibit 5.1)

23.2	Consent of Alston & Bird LLP (included in Exhibit 8.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVESCO MORTGAGE CAPITAL INC.

August 16, 2017	By:	/s/ Richard Lee Phegley, Jr.
Name: Richard Lee Phegley, Jr.
Title: Chief Financial Officer